UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2019

Enzo Biochem, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 450 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company     [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

On January 3, 2019, Gregory M. Bortz and Dov Perlysky were re-elected to the Board of Directors of Enzo Biochem, Inc. (the “Company”) as Class I Directors at the Enzo Biochem, Inc. Annual Meeting of Shareholders.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on January 3, 2019. The following matters, all of which were set forth in the Proxy Statement, were voted on at the Annual Meeting. The final results of such voting are as indicated below.

1. Election of the nominees listed below to serve as Class I Directors on the Board of Directors of the Company, to hold office for a term of three (3) years or until their respective successors have been duly elected and qualified:

Nominee	Votes For	Withhold	Abstentions	Broker Non-Vote
Gregory M. Bortz	30,446,435	3,577,917	N/A	8,798,363
Dov Perlysky	31,568,071	2,456,281	N/A	8,798,363

2. Approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers:

Votes for	29,117,020
Votes against	4,601,730
Abstentions	305,602
Broker Non-Votes	8,798,363

3. Ratification of the Company’s appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending July 31, 2019:

Votes for	40,452,497
Votes against	2,106,902
Abstentions	263,316
Broker non-votes.	N/A

On the basis of the above votes, (i) the nominees listed above were elected to serve as Class I Directors on the Board of Directors of the Company, to hold office for a term of three (3) years or until their respective successors have been duly elected and qualified; (ii) the proposal to approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers was approved; and (iii) the proposal to ratify the Company’s appointment of EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending July 31, 2019 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: January 3, 2019	By:	/s/ Barry W. Weiner
Barry W. Weiner
President